                                                          Class C

         AIM Mid Cap Basic Value Fund -                   Class A
                                                          Class C

         AIM New Technology Fund -                        Class A
                                                          Class C

         AIM Premier Equity Fund -                        Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

         AIM Premier Equity II Fund -                     Class A
                                                          Class C

         AIM Select Equity Fund -                         Class A
                                                          Class C

         AIM Small Cap Equity Fund -                      Class A
                                                          Class C
                                                          Class R

AIM GROWTH SERIES
         AIM Basic Value Fund -                           Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

         AIM Mid Cap Core Equity Fund -                   Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

         AIM Small Cap Growth Fund -                      Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

AIM INTERNATIONAL FUNDS, INC.
         AIM Asia Pacific Growth Fund -                   Class A
                                                          Class C

         AIM European Growth Fund -                       Class A
                                                          Class C
                                                          Class R
                                                          Investor Class

         AIM Global Aggressive Growth Fund -              Class A
                                                          Class C

         AIM Global Growth Fund -                         Class A
                                                          Class C

         AIM International Growth Fund -                  Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

AIM INVESTMENT FUNDS
         AIM Developing Markets Fund -                    Class A
                                                          Class C

         AIM Global Financial Services Fund -             Class A
                                                          Class C

         AIM Global Health Care Fund -                    Class A
                                                          Class C

         AIM Global Energy Fund -                         Class A
                                                          Class C

         AIM Global Science and Technology Fund -         Class A
                                                          Class C

         AIM Libra Fund -                                 Class A
                                                          Class C

AIM INVESTMENT SECURITIES FUNDS

         AIM High Yield Fund -                            Class A
                                                          Class C
                                                          Investor Class

         AIM Income Fund -                                Class A
                                                          Class C
                                                          Class R
                                                          Investor Class

         AIM Intermediate Government Fund -               Class A
                                                          Class C
                                                          Class R
                                                          Investor Class

         AIM Limited Maturity Treasury Fund -             Class A
                                                          Class A3
                                                          Institutional Class

         AIM Money Market Fund -                        AIM Cash Reserve Shares
                                                        Class C
                                                        Class R
                                                        Investor Class

         AIM Municipal Bond Fund -                      Class A
                                                        Class C
                                                        Investor Class

         AIM Short Term Bond Fund -                     Class C

         AIM Total Return Bond Fund -                   Class A
                                                        Class C

AIM SERIES TRUST
         AIM Global Trends Fund -                       Class A
                                                        Class C

AIM SPECIAL OPPORTUNITIES FUNDS
         AIM Opportunities I Fund -                     Class A
                                                        Class C

         AIM Opportunities II Fund -                    Class A
                                                        Class C

         AIM Opportunities III Fund -                   Class A
                                                        Class C

AIM TAX-EXEMPT FUND
         AIM High Income Municipal Fund -               Class A
                                                        Class C

         AIM Tax-Exempt Cash Fund -                     Class A
                                                        Investor Class

         AIM Tax-Free Intermediate Fund -               Class A
                                                        Class A3

                                                                 EXHIBIT m(1)(f)

                                 AMENDMENT NO. 5
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS A SHARES)

         The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective November 25, 2003, as follows:

Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                  "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS A SHARES)

                         (DISTRIBUTION AND SERVICE FEES)

         The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class A Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class A Shares of each Portfolio to the average daily net assets of the Class A Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class A Shares of the Portfolio.

                                     MINIMUM
                                      ASSET
AIM COMBINATION STOCK & BOND FUNDS    BASED    MAXIMUM    MAXIMUM
----------------------------------    SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS A SHARES            CHARGE     FEE        FEE
                                     -------   -------   ---------
INVESCO Core Equity Fund              0.10%     0.25%      0.35%
INVESCO Total Return Fund             0.10%     0.25%      0.35%

                                         MINIMUM
                                          ASSET
AIM COUNSELOR SERIES TRUST                BASED    MAXIMUM    MAXIMUM
--------------------------                SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS A SHARES               CHARGE      FEE        FEE
                                         -------   -------   ---------
INVESCO Advantage Health Sciences Fund    0.10%     0.25%      0.35%
INVESCO Multi-Sector Fund                 0.10%     0.25%      0.35%

                                    MINIMUM
                                     ASSET
AIM EQUITY FUNDS                     BASED    MAXIMUM    MAXIMUM
----------------                     SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS A SHARES          CHARGE      FEE        FEE
                                    -------   -------   ---------
AIM Aggressive Growth Fund           0.00%     0.25%      0.25%
AIM Basic Value II Fund              0.10%     0.25%      0.35%
AIM Blue Chip Fund                   0.10%     0.25%      0.35%
AIM Capital Development Fund         0.10%     0.25%      0.35%
AIM Charter Fund                     0.05%     0.25%      0.30%
AIM Constellation Fund               0.05%     0.25%      0.30%
AIM Core Strategies Fund             0.10%     0.25%      0.35%
AIM Dent Demographic Trends Fund     0.10%     0.25%      0.35%
AIM Diversified Dividend Fund        0.10%     0.25%      0.35%